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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 Amendment No.1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):    August 18, 2000


                        ADVANCED ENERGY INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-26966                84-0846841
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

              1625 Sharp Point Drive, Fort Collins, Colorado       80525
               (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (970) 221-4670




                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)




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Item 7  Financial Statements, Pro Forma Financial Information and Exhibits.


        Exh. No.                Description

          23.1              Consent of Arthur Anderson, dated September 15, 2000
          23.2              Consent of KPMG, dated September 15, 2000



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 15, 2000                 Advanced Energy Industries, Inc.




                                       By:    /s/ DOUGLAS S. SCHATZ
                                              --------------------------
                                       Title: Chairman of the Board and
                                              Chief Executive Officer



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